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                                                                    EXHIBIT 99.3

                            Noncompetition Agreement
                            ------------------------

                  THIS AGREEMENT is made and entered into as of the 18th day of July, 1996 by and between Sinter Metals, Inc., a Delaware corporation (the "Company") and John T. Weaver, who resides at 2900 Wood Duck Lane, Ada, Michigan 49301 (the "Executive").

                                    RECITALS
                                    --------

                  A. Simultaneous with the execution of this Agreement the Company is acquiring all of the outstanding capital stock of SinterForm Incorporated, a Michigan corporation ("SinterForm").

                  B. Executive is one of the selling stockholders and a key management employee of SinterForm.

                  C. As a result of Executive's employment experience with SinterForm, Executive possesses valuable knowledge which is confidential and proprietary to SinterForm.

                  D. SinterForm and the Company are both engaged in the compressed powdered metal component business.

                  E. As a condition to the consummation of the acquisition described in A above the Company desires Executive to enter into this Agreement, and for the consideration herein set forth Executive is willing to do so.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements herein set forth, the Company and the Executive hereby agree as follows:

                  1. CONFIDENTIALITY. Executive agrees not to disclose or use (except as required in order to perform properly his duties as an employee of SinterForm), directly or indirectly, any Confidential Information, at any time after the date hereof. If the disclosure of Confidential Information is required by applicable law, Executive agrees to use his best efforts to provide the Company and SinterForm an opportunity to object to the disclosure (and/or obtain a protective order with respect thereto) and as much prior written notice as is possible under the circumstances. For purposes hereof, "Confidential Information" means all information belonging to, used by, or which is in the possession of SinterForm or the Executive relating to SinterForm's business to the extent such information is not intended to be disseminated to the public or is otherwise not generally known to competitors of SinterForm, including, but not limited to, information relating to SinterForm's products, services, strategies, pricing, customers, representatives, suppliers, distributors, technology, finances, employee compensation, computer software and hardware, inventions, developments, and trade secrets.

                  2. NONINTERFERENCE. Executive further agrees not to induce, attempt to induce, or assist others in inducing or attempting to induce at any time any employee or agent


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of SinterForm or the Company or any other person affiliated or doing business with SinterForm or the Company to terminate his or her relationship with SinterForm or the Company or in any other manner to interfere with the relationship between the Company and any such person or the relationship between SinterForm or the Company and any of their suppliers or customers.

                  3. NONCOMPETITION. Until the third anniversary of the execution and delivery of this Agreement, and for as long thereafter as Executive shall remain an employee of the Company, Executive shall not, without prior written consent of the Company:

                  (a) develop, manufacture, sell, or distribute products or perform services in competition with the Business; or

                  (b) perform any advisory or consulting services for, invest in or otherwise become associated with in any capacity, any person or entity which develops, manufactures, sells, or distributes products or performs services in competition with the Business;

within the continental United States. "Business" means the compressed powdered metal component business heretofore or presently conducted by SinterForm or the Company. Nothing in this Section 3 shall prevent Executive from acquiring an equity interest of less than 0.5 percent in a corporation whose shares are listed on a national securities exchange or regularly quoted in the over-the-counter market.

                  4. EQUITABLE RELIEF. Executive agrees that money damages alone will not be a sufficient remedy for any breach of the provisions of this Agreement by him and that in addition to all other remedies SinterForm and the Company shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach, and Executive waives the securing or posting of any bond in connection with such remedy.

                  5. REFORMATION. If any of the covenants contained in this Agreement is found by a court of competent jurisdiction to be unenforceable as against public policy or for any other reason, such court is directed to exercise its discretion to reform such covenant to the end that the Executive shall be subject to confidentiality, noncompetition and noninterference covenants that are reasonable under the circumstances and are enforceable by SinterForm and the Company.

                  6. CONSIDERATION. As consideration for the covenants and agreements of Executive contained herein, the Company agrees to pay Executive the sum of $539,117.64 immediately upon execution of this Agreement.

                  7. DISCLAIMER. Nothing contained in this Agreement is intended to or shall be construed to (i) assure Executive of continued employment with SinterForm or the Company for any period whatsoever, or (ii) entitle Executive to any severance or similar payments or benefits upon termination of employment.

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                  8. CONSENT TO JURISDICTION.  Any action or proceeding brought to enforce this Agreement may be commenced in any federal or state court located in Cleveland, Ohio, and all objections to personal jurisdiction and venue in any action or proceeding so commenced are hereby waived.

                  9. GOVERNING LAW. This Agreement is being executed and delivered in Cleveland, Ohio, and shall be governed by and construed in accordance with Ohio law, without regard to conflict of laws principles.

                  10. ENTIRE AGREEMENT. This Agreement is the exclusive statement of the agreement between the parties concerning the subject matter hereof. All negotiations between the parties hereto concerning the subject matter hereof are merged into this Agreement, and there are no understandings or agreements, oral or otherwise, between the parties concerning the subject matter hereof other than those set forth herein.

                  11. MODIFICATION. No supplement, modification or amendment of this Agreement shall be binding unless made in a written instrument which is signed by all of the parties and which specifically refers to this Agreement.

                  12. TERMINATION. This Agreement and all obligations of the Executive hereunder, except as set forth in the sentence next following, shall terminate automatically if the Company shall terminate the Executive's employment without just cause or remove the Executive from all material positions substantially commensurate with the Executive's experience. Nothwithstanding anything herein to the contrary, the provisions of Sections 1 and 2 hereof (and the provisions of Sections 4 and 5 as they relate to Sections 1 and 2) shall survive the termination of this Agreement and continue in full force and effect.

                  Intending to be legally bound, the parties have executed this Agreement on the date first above written.


                                          /s/ John T. Weaver
                                          ------------------------------------
                                          John T. Weaver

                                          SINTER METALS, INC.

                                          by: Ronald G. Campbell
                                             ---------------------------------
                                                   Title: Asst. Treasurer
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